EXHIBIT 99.1
TriSalus Life Sciences Announces Expiration and Results of Exchange Offer and Consent Solicitation Relating to Series A Convertible Preferred Stock
WESTMINSTER, CO — July 24, 2025 — TriSalus Life Sciences® Inc. (Nasdaq: TLSI), a company focused on improving outcomes for patients with solid tumors, announced the completion of its previously disclosed exchange offer and consent solicitation for its Preferred Stock.
The offer expired one minute after 11:59 p.m., Eastern Daylight Time, on July 23, 2025. Under the terms of the offer, TriSalus provided holders of its Preferred Stock the option to exchange each preferred share for 3.3 shares of its common stock. As previously disclosed, parties representing approximately 55% of the shares of Preferred Stock have agreed to tender their shares of Preferred Stock in the Offer and to consent to the Preferred Stock Amendment in the Consent Solicitation pursuant to tender and support agreements.
The company has been advised that the share of Preferred Stock tendered represented approximately 98.82% of the outstanding Preferred Stock. The Company expects to accept all validly tendered Preferred Stock for exchange and settlement on or before August 1, 2025.
The SEC declared the company’s Registration Statement on Form S-4 (Registration No. 333-288250), originally filed with the SEC on June 23, 2025, registering the shares issuable in the offer and pursuant to the amendment to Preferred Stock was declared effective by the SEC on July 22, 2025.
TriSalus was assisted in the process by Sodali LLC (Information Agent) and Continental Stock Transfer & Trust Company (Exchange Agent).
About TriSalus Life Sciences
TriSalus Life Sciences® is a growing, oncology focused medical technology business bringing disruptive drug delivery technology with the goal of improving therapeutic delivery for the treatment of both oncologic and non-oncologic conditions. Additionally, we are exploring the integration of our technology with our investigational immunotherapeutic, nelitolimod, a class C Toll-like receptor 9 agonist, for a range of liver and pancreatic indications. We have developed an innovative organ-specific platform that is designed to overcome two of the most significant challenges that prevent optimal delivery and performance of therapeutics in these difficult-to-treat diseases: (i) high intratumoral pressure caused by tumor growth and collapsed vasculature restricting the delivery of oncology therapeutics and (ii) the immunosuppressive properties of liver and pancreatic tumor immune cells. By systematically addressing these barriers, we aim to improve response to therapies and to enable improved patient outcomes..
In partnership with leading cancer centers across the country – and by leveraging deep immuno-oncology expertise and inventive technology development – TriSalus is committed to advancing innovation that improves outcomes for patients. Learn more at trisaluslifesci.com and follow us on X (formerly Twitter) and LinkedIn.
No Offer or Solicitation
This press release shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.
None of the Company, any of its management or its board of directors, or the Information Agent, the Exchange Agent or the Solicitation Agent makes any recommendation as to whether or not holders of shares of Preferred Stock should tender shares of Preferred Stock for exchange in the Offer or consent to the Preferred Stock Amendment in the Consent Solicitation.

Forward-Looking Statements
Certain statements made in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “become,” “may,” “intend,” “will,” “expect,” “anticipate,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include, but are not limited to, statements regarding the consummation of the Offer and Consent Solicitation, the effects of the Offer on our capital structure and expected changes to the dilutive impact of the shares of Preferred Stock. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: the Company’s ability to successfully complete the Offer and Consent Solicitation; the number of holders of shares of Preferred Stock that approve the Preferred Stock Amendment in the Consent Solicitation; the Company’s ability to attract and retain customers and expand customers’ use of the Company’s products; risks relating to market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial and operating information with respect to the Company; risks related to future market adoption of the Company’s offerings; risks related to the Company’s marketing and growth strategies; risks related to the Company’s ability to acquire or invest in businesses, products or technologies that may complement or expand its products, enhance its technical capabilities or otherwise offer growth opportunities; the effects of competition on the Company’s future business; the risks discussed in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2025 under the heading “Risk Factors”; and the risks discussed in the Company’s Registration Statement on Form S-4 filed on June 23, 2025, under the heading “Risk Factors” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

For Media Inquiries:
Jeremy Feffer, Managing Director
LifeSci Advisors
917.749.1494
jfeffer@lifesciadvisors.com
For Investor Inquiries:
Dan Giordano
Vice President, Finance
815.405.6184
Dan.giordano@trisaluslifesci.com